EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ruby Mining Co. (the “Company”) on Form 10-QSB for
the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, G. Howard Collingwood, President and Chief
Executive Officer of the Company, and Murray D. Bradley, Jr., Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002, that to the best of our knowledge:

	(1)		The Report fully complies with the requirements of section 13(a) of the Securities
Exchange Act of 1934; and

	(2)		The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

		/s/	G. Howard Collingwood
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G. Howard Collingwood
Chief Executive Officer
May 17, 2006

		/s/	Murray D. Bradley, Jr.
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Murray D. Bradley, Jr.
Chief Financial Officer
May 17, 2006

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